Exhibit 99.3

From: David Kenny

To: All Media & Connect Associates (all company)

INTERNAL ONLY

Spanish version

UPDATE: NIELSEN HOLDINGS TO SELL GLOBAL CONNECT BUSINESS TO ADVENT INTERNATIONAL

Minutes ago we announced that our Board of Directors has decided to sell the Nielsen Global Connect business to Advent International, one of the largest and most experienced global private equity investors, for $2.7 billion. Advent will run it as a privately held company.

We are thrilled with this terrific and advantageous outcome, which will allow all of our Nielsen Global Connect people to work with an owner in Advent who sees the powerful value of this business and is keen to invest in the business to accelerate its growth and help it achieve its long-term potential.

Advent has expressed tremendous excitement about the opportunities ahead for Nielsen Global Connect and for our industry. They are acquiring the business not just because it provides clients with the broadest, most trusted and most complete set of data and insights available today, but also because of our potential for growth in both the sectors we serve as well as new verticals. Advent will supercharge Nielsen Global Connect’s efforts and ensure that this business remains essential to our clients for another century. As planned, the Nielsen Global Connect business will be headquartered in Chicago.

This sale of Nielsen Global Connect to Advent creates certainty for all stakeholders and will deliver substantial value sooner than was anticipated through the planned spin-off.

The transaction is expected to close in the second quarter of 2021, and is subject to approval of Nielsen’s shareholders as well as other customary closing conditions and regulatory approvals.

Advent is working with Jim Peck, a well-known operator who has a proven track record for growing information services businesses, delivering margin expansion and accelerating organic growth. David Rawlinson will remain CEO of Nielsen Global Connect through the close of the transaction and is expected to be part of the leadership team for the go-forward company. Peck will be involved in the day-to-day strategic and operational activities of Nielsen Global Connect post transaction.

The transaction will also allow Nielsen Global Media to significantly reduce debt and will provide added financial flexibility for the go-forward company.

Over the past year, we have made great progress towards separating our two companies, which will position both businesses to thrive and also help us execute this transaction efficiently. We are so excited about what the future will bring for all of us and for our businesses, and I hope you are too.

If you’d like more detail about the investment, please see our press release. Please make sure to join our Global Town Hall tomorrow at 9:30 AM ET or the rebroadcast at 9:00 PM ET (both invites have already been added to your calendar) to talk through our ongoing strategy.

David

Forward-Looking Statements

This communication includes information that could constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These statements include those set forth above relating to the proposed sale by Nielsen of its Global Connect business to an affiliate of Advent International Corporation (the “proposed transaction”), as well as those that may be identified by words such as “will,” “intend,” “expect,” “anticipate,” “should,” “could” and similar expressions. These statements are subject to risks and uncertainties, and actual results and events could differ materially from what presently is expected. Factors leading thereto may include, without limitation, the risks related to the COVID-19 pandemic on the global economy and financial markets, the uncertainties relating to the impact of the COVID-19 pandemic on Nielsen’s business, the timing, receipt and terms and conditions of any required governmental or regulatory approvals of the proposed transaction that could reduce the anticipated benefits of or cause the parties to abandon the proposed transaction, the occurrence of any event, change or other circumstances that could give rise to the termination of the stock purchase agreement entered into pursuant to the proposed transaction (the “Agreement”), the possibility that Nielsen shareholders may not approve the entry into the Agreement, the risk that the parties to the Agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, risks related to the disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Nielsen’s common stock, the risk of any unexpected costs or expenses resulting from the proposed transaction, the risk of any litigation relating to the proposed transaction, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Nielsen to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees and other business relationships and on its operating results and business generally, the risk that the pending proposed transaction could distract management of Nielsen, conditions in the markets Nielsen is engaged in, behavior of customers, suppliers and competitors, technological developments, as well as legal and regulatory rules affecting Nielsen’s business and other specific risk factors that are outlined in our disclosure filings and materials, which you can find on http://www.nielsen.com/investors, such as our 10-K, 10-Q and 8-K reports that have been filed with the Securities and Exchange Commission. Please consult these documents for a more complete understanding of these risks and uncertainties. This list of factors is not intended to be exhaustive. Such forward-looking statements speak only as of the date of this communication, and we assume no obligation to update any written or oral forward-looking statement made by us or on our behalf as a result of new information, future events or other factors, except as required by law.

Additional Information and Where to Find It

This communication relates to the proposed transaction involving Nielsen. In connection with the proposed transaction, Nielsen will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including Nielsen’s proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or for any other document that Nielsen may file with the SEC and send to its shareholders in connection with the proposed transaction. The transaction will be submitted to Nielsen’s shareholders for their consideration. Before making any voting decision, Nielsen’s shareholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available because they will contain important information about the proposed transaction.

Nielsen’s shareholders will be able to obtain a free copy of the proxy statement, as well as other filings containing information about Nielsen, without charge, at the SEC’s website (www.sec.gov). Copies of the proxy statement and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by directing a request to Nielsen Holdings plc, 85 Broad Street, New York, NY 10004, Attention: Corporate Secretary; telephone (646) 654-5000, or from Nielsen’s website, www.nielsen.com.

Participants in the Solicitation

Nielsen and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding Nielsen’s directors and executive officers is available in Nielsen’s definitive proxy statement for its 2020 annual meeting, which was filed with the SEC on April 1, 2020, and Nielsen’s Current Report on Form 8-K, which was filed with the SEC on April 30, 2020. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available. Free copies of this document and such other materials may be obtained as described in the preceding paragraph.

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